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                                                                   EXHIBIT 10.3

                             [SYSTEMONE LETTERHEAD]

                                December 9, 2002

To the Investors set forth on the signature page hereto:

         RE: WARRANTS (THE "WAIVER WARRANTS") TO PURCHASE AN AGGREGATE OF 250,000 SHARES (THE "SHARES") OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF SYSTEMONE TECHNOLOGIES INC. (THE "COMPANY") AT AN EXERCISE PRICE OF $.01 PER SHARE TO BE ISSUED PURSUANT TO THAT CERTAIN WAIVER AGREEMENT DATED DECEMBER 9, 2002 TO THE HOLDERS NAMED THEREIN.

Ladies and Gentlemen:

         The Company and the Investors (as defined in the Letter Agreement hereinafter referenced) previously entered into a Letter Agreement dated February 27, 2002 (the "Letter Agreement") regarding Registrable Securities of the Company (as that term is defined therein). The Company and the Investors hereby supplement the Letter Agreement such that the Shares issued or issuable upon exercise of the Waiver Warrants shall be deemed Registrable Securities under the Loan Agreement (as defined thereunder) for purposes of paragraphs (a) through (c) of the Letter Agreement. Except as supplemented hereby, the Letter Agreement shall remain unchanged and in full force and effect; it being acknowledged and agreed that for purposes of the foregoing Registrable Securities, Loan Agreement, the Effectiveness Period (as defined under the Loan Agreement) shall extend until the earliest to occur of (a) two years from the date of exercise of the last Waiver Warrant to be exercised prior to the expiration thereof, (b) the date on which the holders of the foregoing Registrable Securities have completed the sale or distribution described in the registration statement relating thereto, or (c) the date on which such Registrable Securities may be sold under Rule 144(k) in the reasonable opinion of counsel to the Company provided that the Company's transfer agent has accepted an instruction from the Company to such effect).

         If the foregoing is acceptable, please execute a copy of this letter agreement in the space provided and return such executed copy to the undersigned.

                                                     Very truly yours,

                                                     SYSTEMONE TECHNOLOGIES INC.

                                                     By:/s/ Paul I. Mansur
                                                        ------------------
                                                     Paul I. Mansur
                                                     Chief Executive Officer
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                                                                   Exhibit 10.3

Agreed to an accepted as of the date first above written:

Investors:

ENVIRONMENTAL OPPORTUNITIES FUND II, L.P.             HANSEATIC AMERICAS LDC
ENVIRONMENTAL OPPORTUNITIES FUND II
(INSTITUTIONAL), L.P.                                 By:  Hanseatic Corporation

By: Fund II Mgt. Co., LLC
    General Partner                                   By: /s/ Paul A. Biddelman
                                                          ---------------------
                                                      Paul A. Biddelman
                                                      President
         By: /s/ Bruce McMaken
             -----------------
         Bruce McMaken
         Manager

ENVIRONMENTAL OPPORTUNITIES FUND, L.P.

By: Environmental Opportunities Management Co.,
    LLC
    General Partner

         By: /s/ Bruce McMaken
             -----------------
         Bruce McMaken
         Manager